                         [BOSTON PROPERTIES LOGO]

         This presentation may contain forward-looking statements within the meaning of the Federal securities laws. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy. Acquisitions that are pursued by Boston Properties may not be consummated for a variety of reasons, including a failure to reach agreement with the selling party regarding the acquisition price or other terms of a contribution or acquisition agreement. Information contained in this presentation regarding current and future market conditions is based on the Company's assessment of the market and is subject to the uncertainties inherent in such an assessment. In particular, national and regional economic conditions and the rate of new construction and rehabilitation in a market will affect projected rents and the cost of lease renewals.

DISTRIBUTION BASED ON GAAP NOI AND SF (1)

                          ---------------------------------------------------------------------------------------------------
                                                CBD                                              SUB
-----------------------------------------------------------------------------------------------------------------------------
MARKETS                         SF         %SF    GAAP NOI      % NOI         SF         %SF        GAAP NOI        %NOI
-----------------------------------------------------------------------------------------------------------------------------
New York           NY        8,471,197     20%      $78.2       34.4%          -         0%            -             0.0%
Boston             BOS       6,662,812     16%      $36.6       16.1%     4,574,990     11%          $15.9           7.0%
Washington DC      DC        4,695,009     11%      $18.2        8.0%     5,975,308     14%          $23.0          10.1%
San Francisco      SF        5,056,174     12%      $32.6       14.3%     1,181,853      3%           $3.6           1.6%
Princeton          NJ             -         0%       $0.0        0.0%     2,769,482      6%           $9.9           4.3%
Other              OTH       3,279,615      8%       $9.2        4.1%       161,000      0%           $0.2           0.1%
                          ---------------------------------------------------------------------------------------------------
Total                       28,164,807     66%     $174.8         77%    14,662,633     34%          $52.5          23.1%
                          ---------------------------------------------------------------------------------------------------


                          --------------------------------------------------
                            ALL PROPERTIES
----------------------------------------------------------------------------
MARKETS                          SF         %SF      GAAP NOI      %NOI
----------------------------------------------------------------------------
New York           NY         8,471,197      20%      $78.2        34.4%
Boston             BOS       11,237,802      26%      $52.5        23.1%
Washington DC      DC        10,670,317      25%      $41.2        18.1%
San Francisco      SF         6,238,027      15%      $36.1        15.9%
Princeton          NJ         2,769,482       6%       $9.9         4.3%
Other              OTH        3,440,615       8%       $9.4         4.1%
                          --------------------------------------------------
Total                        42,827,440     100%     $227.3         100%
                          --------------------------------------------------

(1) NOI based on Q3 2002 actuals and assumes full quarter of operation for 399 Park Ave.

                               THIRD QUARTER 2002


                      TOP 20 TENANTS BY SQUARE FEET LEASED
-------------------------------------------------------------------------------

                                                                                % OF
                          TENANT                              SQ. FT.        PORTFOLIO
                          ------                              -------        ---------
     1 U.S. Government                                        2,305,973         7.03%
     2 Citibank, N.A.                                         1,331,773         4.06%
     3 Ernst and Young                                        1,062,203         3.24%
     4 Lockheed Martin Corporation                              676,414         2.06%
     5 Shearman & Sterling                                      494,808         1.51%
     6 Gillette Company                                         488,177         1.49%
     7 Lehman Brothers                                          436,723         1.33%
     8 Parametric Technology Corp. (1)                          380,987         1.16%
     9 Washington Group International                           365,245         1.11%
    10 Deutsche Bank                                            346,617         1.06%
    11 Orbital Sciences Corporation                             337,228         1.03%
    12 Wachovia                                                 319,966         0.98%
    13 TRW, Inc.                                                315,675         0.96%
    14 Hunton & Williams                                        311,285         0.95%
    15 T. Rowe Price Associates, Inc.                           304,129         0.93%
    16 Digitas                                                  279,182         0.85%
    17 Accenture (1)                                            265,622         0.81%
    18 Marsh USA Inc.                                           260,362         0.79%
    19 Tellabs Operations, Inc.                                 259,918         0.79%
    20 Covance, Inc.                                            258,831         0.79%

       Total % of Portfolio Square Feet                                        32.95%
       Total % of Portfolio Revenue                                            34.02%


(1) These tenants occupy space in a property in which Boston Properties has a 25% interest.

BXP's average lease term is 7.2 years - the industry leader

% of total SF expiring

YEAR OF LEASE                  PERCENTAGE OF
EXPIRATION                     TOTAL SQUARE FEET
2002 (2)                              1.5%
2003                                  5.3%
2004                                  9.4%
2005                                  8.1%
2006                                 12.5%
2007                                  8.0%
2008                                  4.5%
2009                                  6.7%
2010                                  4.2%
2011                                  8.7%
2012 +                               25.4%


Gross Rent of expiring leases (1)

YEAR OF                        $ (MM)               %
EXPIRATION
2002 (2)                         $17.5            1.4%
2003                              52.9            4.3%
2004                             106.2            8.6%
2005                              95.9            7.7%
2006                             163.7           13.2%
2007                              92.7            7.5%
2008                              58.5            4.7%
2009                              82.6            6.7%
2010                              60.0            4.8%
2011                             111.2            9.0%
2012 +                           397.9           32.1%
------------------------------------------------------
Totals                        $1,239.3          100.0%


(1)      Based on currently payable base rent as of September 30, 2002

(2)      October 1 - December 31, 2002

                     SUMMARY OF CURRENT DEVELOPMENT ACTIVITY
-------------------------------------------------------------------------------


                                                                                       CURRENT
                                                                        TOTAL         PERCENTAGE
     DEVELOPMENT PROPERTIES                        LOCATION          SQUARE FEET        LEASED
     ----------------------                        --------          -----------        ------
          Broad Run Business Park- Building E      Dulles, VA           127,226           55%
          Two Discovery Square (50% ownership)     Reston, VA           184,487           81%
          Shaws Supermarket                        Boston, MA            57,235          100%
          Waltham Weston Corporate Center          Waltham, MA          304,051           41%
          New Dominion Tech, Building Two          Herndon, VA          257,400          100%
          Two Freedom Square (50% ownership)       Reston, VA           405,252           58%
          Times Square Tower                       New York, NY       1,218,511            0%
          901 New York Avenue (25% ownership)      Washington, D.C.     538,464           60%
                                                                      ---------       ---------
     TOTAL DEVELOPMENT PROPERTIES                                     3,092,625           39%
                                                                      =========       =========



                                                      PROJECTED         LEFT TO
     DEVELOPMENT PROPERTIES                           COST ($MM)       FUND ($MM)         STABILIZATION DATE
     ----------------------                           ----------       ----------         ------------------
          Broad Run Business Park- Building E           $19.9             $3.9              Q2 2003
          Two Discovery Square (50% ownership)           22.6              4.9              Q1 2003
          Shaws Supermarket                              24.0              6.5              Q2 2003
          Waltham Weston Corporate Center                95.4             31.2              Q4 2003
          New Dominion Tech, Building Two                67.6             61.1              Q2 2004
          Two Freedom Square (50% ownership)             49.3             10.5              Q3 2004
          Times Square Tower                            653.5            326.8              Q4 2004
          901 New York Avenue (25% ownership)            44.8             30.9              Q3 2005
                                                      ---------        ---------
     TOTAL DEVELOPMENT PROPERTIES                      $977.3           $476.0
                                                      =========        =========

-------------------------------------------------------------------------------

FAD RATIO

Year                          FAD ratio
----------------------------------------
1998                             81.05%
1999                             74.52%
2000                             75.03%
2001                             77.74%
Thru Q3 2002                     76.67%



FFO/SHARE (DILUTED)

Year                FFO/ share (diluted)
----------------------------------------
1998                              $2.50
1999                              $2.89
2000                              $3.31
2001                              $3.57
2002 E                            $4.03

4-yr CAGR                        12.70%

Note: Company's initial guidance for 2003 is $3.93 - $4.07

TOTAL MARKET CAPITALIZATION ($ MILLIONS)

                                                                            CONVERTIBLE
                                                                              PREFERRED
                                               OPERATING       CONVERTIBLE    OPERATING    FLOATING      FIXED
                                COMMON       PARTNERSHIP         PREFERRED  PARTNERSHIP        RATE       RATE
YEAR                             STOCK             UNITS             STOCK        UNITS        DEBT       DEBT      TOTAL
---------------------------------------------------------------------------------------------------------------------------
1997                             1,279.3          560.64              0             0        244.7      1,087.6    $3,172.2
1998                             1,937.6           725.8              0         318.9        446.6      2,642.1    $6,071.0
1999                             2,113.7           741.1           81.7         323.0        500.9      2,820.7    $6,581.1
2000                             3,768.4        1,038.00          114.2         479.4        404.1      3,010.8    $8,814.9
2001                             3,449.7           768.1           99.8         418.4        866.0      3,448.9    $9,050.9
3Q 2002                          3,544.2           762.5              0         344.5       2052.9      3,413.8   $10,117.8


CREDIT RATIOS                        1997           1998           1999          2000        2001     3Q 2002
--------------------------------------------------------------------------------------------------------------
Debt/total market cap               42.0%          50.9%          50.5%         38.7%       47.7%       54.0%
(Debt + preferred)/ total
market cap                          42.0%          50.9%          51.7%         40.0%       48.8%       54.0%
Interest coverage                    2.4x           2.4x           2.5x          3.1x        2.8x        2.7x
--------------------------------------------------------------------------------------------------------------

BXP's financial strategy matches long-term assets with long-term, fixed rate debt. Approximately $3.4 billion or 62.45% of BXP's debt is fixed rate as of 9/30/02

Debt maturities as of September 30, 2002
$ millions

               VARIABLE RATE     FIXED RATE DEBT
YEAR           DEBT EXPIRING     EXPIRING         BRIDGE LOAN         LINE OF CREDIT
----------------------------------------------------------------------------------------------
2002               $30.2               $9.8              $0.0                $0.0
2003              $729.4             $372.8          $1,000.0               $44.0
2004              $245.3             $114.6              $0.0                $0.0
2005                $0.0             $277.8              $0.0                $0.0
2006                $0.0             $284.5              $0.0                $0.0
2007 +              $0.0           $2,354.1              $0.0                $0.0

Note: All variable rate debt is construction loans except for $75 million expiring in 2003